Exhibit 10.5

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Hydro Phi Technologies, Inc.

COMMON STOCK PURCHASE WARRANT

Warrant No.: ____

July 15, 2013

This COMMON STOCK PURCHASE WARRANT certifies that ______________________, having an address at _________________, or permitted assignees, is the registered holder (the “Holder”) of this Common Stock Purchase Warrant (the “Warrant”) to purchase shares of the common stock, par value $0.0001 per share (the “Common Stock”), of Hydro Phi Technologies, Inc., a Delaware corporation (the “Company”).  This Warrant has been issued to the Holder on a private placement basis, in connection with past employment of the initial holder by the Company.

FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled to purchase from the Company ___________________ (____) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) at a purchase price per share set forth in Section 3 below, and otherwise subject to the terms, conditions and adjustments set forth below in this Warrant.  The Holder is the person or entity in whose name this Warrant is registered on the records of the Company regarding registration and transfers of this Warrant (the “Warrant Register”) and is the owner and holder thereof for all purposes, except as described in Section 9 hereof.

1.

Exercise of Warrant.  This Warrant will be exercisable at any time, in the sole discretion of the Holder, commencing on the date hereof (the “Commencement Date”).

2.

Expiration of Warrant.  This Warrant shall expire on July 15, 2016, 5:00 p.m., Eastern Standard Time (the “Expiration Date”).

3.

Warrant Price.  At any time through the Expiration Date, all or any portion of this Warrant may be exercised for Warrant Shares, in the Holder’s sole discretion, at a price (the “Warrant Price”) equal to $0.15 per share.

4.

Exercise of Warrant.  This Warrant shall be exercisable as follows:

4.1

Manner of Exercise.  This Warrant may be exercised into shares of Common Stock by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant and in the discretion of the Holder, during the period beginning on the Commencement Date and ending on the Expiration Date.  Any exercise shall be undertaken during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 9.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Exhibit A duly executed by or on behalf of the Holder together with the payment of the Warrant Price in cash by bank check or wire transfer of immediately available funds.

4.2

When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 4.1 hereof (“Exercise Date”), and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

4.3

Delivery of Stock Certificates.  As soon as practicable after each exercise of this Warrant, in whole or in part, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 9 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a)

a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share.

(b)

in case exercise is in part only, a new Warrant of like tenor, dated the date hereof and stating on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 4.1 hereof (without giving effect to any adjustment thereof).

4.4

Shares to be Fully Paid.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of rights presented by this Warrant will, upon issuance by the Company, be validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto.

4.5

Company to Reaffirm Obligations.  The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

4.6

Cashless Exercise. At the Holders election, in lieu of paying the Warrant Price in cash, the Holder may satisfy its obligation to pay the Warrant Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

5.

Adjustments.

5.1

Splits, Subdivisions, etc.  In the event that the Company should at any time or from time to time, after the date first referenced above, fix a record date for a split or subdivision of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the aggregate number of shares of the Common Stock outstanding. If the split or subdivision is not completed, then there will be no adjustment to this Warrant.

5.2

Combinations.  If the number of shares of Common Stock outstanding at any time after the date first referenced above is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Warrant Price shall be appropriately increased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares. If the combination of shares is not completed, then there will be no adjustment to this Warrant.

5.3

Notice of Adjustments.  Upon any adjustment of the terms of this Warrant pursuant to this Section 5, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the changes, if any, in the number of Warrant Shares or kind of securities or other property purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5.4

Adjustment in Number of Securities.  Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 5, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

5.5

 Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger, continuation or consolidation of the Company with another corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger or continuation effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant. The provisions of this Section 5.5 shall similarly apply to successive Reorganizations and/or Mergers. If the foregoing adjustments are made and the adjusted terms of this Warrant are adopted by the Person that is the successor to the Company, then there will be no requirement of a consent of the Holder to the change in the terms of this Warrant in connection with the Reorganization or Merger.

5.6

No Fractional Shares.  No fractional shares shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole share.

6.

Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof, and not subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the shares of Common Stock underlying this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue the Common Stock and effect the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company’s Common Stock.  All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable and free from preemptive rights and free from taxes, liens and charges with respect thereto.

7.

No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

8.

Restrictions on Transfer.

8.1

Restrictive Legends.  This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 9, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 8.  Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in this Section 8 and any restrictions required under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable “blue sky” law.

8.2

Notice of Proposed Transfer; Opinion of Counsel.  Prior to any transfer of any securities which are not registered under an effective registration statement under the Securities Act (“Restricted Securities”), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 8.2, at the cost of the Holder.  Each notice: (i) shall describe the manner and circumstances of the proposed transfer, and (ii) shall designate counsel for the Holder giving the notice.  The Holder giving notice will submit a copy thereof to the counsel designated in the notice.  The following provisions shall then apply:

(a)

If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of Restricted Securities under the Securities Act (which opinion shall state the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.  Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 8.1 hereof.

(b)

If the opinion called for in (a) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either: (i) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 8.2 and fulfillment of the provisions of clause (a) above, or (ii) such Restricted Securities have been effectively registered under the Securities Act.

8.3

Termination of Restrictions.  The restrictions imposed by this Section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Securities Act, or (b) when, in the opinions of both counsel for the Holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Act or Section 8 hereof.  Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, at Holder’s expense (including applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 8.1 hereof.

8.4

Registration Rights.  For the abundance of clarity, this Warrant and the Common Stock that may be issued upon exercise of this Warrant do not have an registration rights under the Federal or state securities laws.

9.

Ownership, Transfer and Substitution of Warrant.

9.1

Ownership of Warrant.  The Company may treat the person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 9.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary.  Subject to Section 8 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

9.2

Office; Transfer and Exchange of Warrant.

(a)

The Company will maintain its principal offices as the office where notices, presentations and demands in respect of this Warrant may be made upon it until the Company notifies the holder of this Warrant of any change of location of the office.

(b)

The Company shall cause to be kept at its office maintained pursuant to Section 9.2(a) hereof a Warrant Register for the registration and transfer of this Warrant.  The names and addresses of holders of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such Warrant Register.  The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c)

Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will (subject to compliance with Section 8 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

9.3

Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 9.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

10.

No Rights or Liabilities as Stockholder.  No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.  The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11.

Notices of Record Date, etc.  In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company (any such event, a “Merger or Consolidation”); or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the registered holder of this Warrant a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the registered holder of this Warrant.

12.

Notices.  Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to the Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 8.2(a) hereof, or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 9.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 4 hereof.

13.

Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder.  The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

14.

Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)

THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b)

THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT.

15.

Miscellaneous.  Any provision of this Warrant and the observance of any term hereof may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant, and the balance of this Warrant shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.  The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

[Intentionally Blank]

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

HYDRO PHI TECHNOLOGIES, INC.

By:
Name: Roger M. Slotkin
Title: Chief Executive Officer

EXHIBIT A

PURCHASE FORM

To: Big Clix, Corp.

Dated:____________

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Hydro Phi Technologies, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

The Holder intends that payment of the Warrant Price shall be made as (check one):

____

“Cash Exercise” under Section 10

____

“Cashless Exercise” under Section 10

If the holder has elected a cash exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

________________________________________

Print or Type Name

________________________________________

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________

(Street Address)

________________________________________

(City)                      (State)      (Zip Code)

Warrant Assumption Agreement

Regarding Warrant Issued by Hydro Phi Technologies, Inc.

To ____________________________, Dated  July 15, 2013, Number ____

The undersigned warrant holder of the above referenced warrant (“Warrant”) here agrees to the assumption of the obligations of Hydro Phi Technologies, Inc., a Delaware corporation (“Hydro Phi”) to issue its common shares with the following modifications to the terms of the Warrant: (i) the shares to be issued on exercise of the Warrant will be the common stock of Big Clix, Corp., a Florida corporation (“Big Clix”), and no shares of Hydro Phi will be issued on exercise of the Warrant, (ii) the number of shares of Big Clix that may be purchased by the warrant holder will be ______________, representing 25% of the number of shares subject to the Warrant as issued by Hydro Phi, (iii) the Warrant Price per share will be increased to $0.60 per share of Big Clix common stock, representing four times the original Warrant Price, and (iv) references to Hydro Phi will be replaced with the name of Big Clix, so that Big Clix will be the responsible party in all respects under the Warrant.  In all other respects, the terms of the Warrants are here by ratified and shall continue in full force and effect, provided that if there is any context where there is an implied right or obligation of Hydro Phi that is not specifically assumed by Big Clix hereunder, then it will be further agreed, that such implied right or obligation will have been assumed by Big Clix and Hydro Phi is fully removed as a party that possesses any right or obligation under the Warrant.

Agreed this _____ day of July 2013

Big Clix, Corp.

By: ____________________________

Name: Roger M. Slotkin

Title: Sole Director and CEO

Warrant Holder

_______________________________

Name (Print) ____________________

Table of Assumed Warrant Holders

Name

Big Clix Shares on an assumed basis

DiCarpo

125,000

Swain

736,457

Shama

781,250

Smith

916,700

Goldman

753,929

Payeur

200,000

Farris

  40,000

Preston

  20,000